Exhibit 99.7

                                                          Last Updated 7/23/2002

                        Pinnacle West Capital Corporation
                         Earnings Variance Explanations
                    For Periods Ended June 30, 2002 and 2001


     This discussion explains the changes in our earnings for the three, six and twelve months ended June 30, 2002 and 2001. Consolidated income statements for the three, six and twelve months ended June 30, 2002 and 2001 follow this discussion. We will file our Quarterly Report on Form 10-Q on or before August 14, 2002. We suggest this section be read in connection with the Pinnacle West Capital Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2001. Additional operating and financial statistics and a glossary of terms are available on our website (www.pinnaclewest.com).

EARNINGS CONTRIBUTIONS BY SUBSIDIARY

     The following table summarizes net income for the three, six and twelve months ended June 30, 2002 and the comparable prior-year periods for Pinnacle West and each of our subsidiaries (dollars in millions):

                                            Three Months Ended        Six Months Ended       Twelve Months Ended
                                                 June 30,                 June 30,                June 30,
                                             2002        2001         2002        2001        2002         2001
                                            ------      ------       ------      ------      ------       ------
                                               (unaudited)              (unaudited)              (unaudited)
                                            ------------------       ------------------      -------------------
Arizona Public Service (APS)                $   64      $   70       $   96      $  134      $  243       $  312
APS Energy Services (APSES)                     11          --           13          (7)         11          (17)
SunCor                                           8          --           10          --          13            6
Pinnacle West Energy                             1           1            2           1          19           --
El Dorado                                       (3)         --           (3)         --          (3)         (14)
Parent company (a)                              (6)         (4)          11           1          44            1
                                            ------      ------       ------      ------      ------       ------
Income before accounting change                 75          67          129         129         327          288
Cumulative effect of change
  in accounting - net of
  income taxes                                  --          --           --          (3)        (12)          (3)
                                            ------      ------       ------      ------      ------       ------
Net income                                  $   75      $   67       $  129      $  126      $  315       $  285
                                            ======      ======       ======      ======      ======       ======

----------
(a) These amounts primarily include marketing and trading activities. APS amounts also included some marketing and trading activities in 2001, although APS completed the transition of such activities to the parent company in 2001.

BUSINESS SEGMENTS

     We have two principal business segments (determined by products, services and the regulatory environment), which consist of our regulated retail electricity business, regulated traditional wholesale electricity business, and related activities (electric retail business segment) and our competitive business activities (marketing and trading business segment). Our retail business segment currently includes activities related to electricity transmission and distribution, as well as electricity generation. Our marketing and trading business segment currently includes activities related to wholesale marketing and trading and APSES' competitive energy services. The other amounts include activities related to SunCor and El Dorado.

     The following table summarizes net income by business segment for the three, six and twelve months ended June 30, 2002 and the comparable prior year periods (dollars in millions):

                                            Three Months Ended        Six Months Ended       Twelve Months Ended
                                                 June 30,                 June 30,                June 30,
                                             2002        2001         2002        2001        2002         2001
                                            ------      ------       ------      ------      ------       ------
                                               (unaudited)              (unaudited)              (unaudited)
                                            ------------------       ------------------      -------------------
Retail                                      $   61      $   11       $   93      $   14      $  231       $  152
Marketing and trading                            9          56           29         114          86          143
Other                                            5          --            7           1          10           (7)
                                            ------      ------       ------      ------      ------       ------
Income before accounting
  change                                        75          67          129         129         327          288
Cumulative effect of change
  in accounting - net of
  income taxes                                  --          --           --          (3)        (12)          (3)
                                            ------      ------       ------      ------      ------       ------
Net income                                  $   75      $   67       $  129      $  126      $  315       $  285
                                            ======      ======       ======      ======      ======       ======

We recorded the cumulative effects of a change in accounting for derivatives related to our adoption in 2001 of Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities."

EARNINGS VARIANCE EXPLANATIONS

     Throughout these explanations, we refer to "gross margin." With respect to our electric retail segment and marketing and trading segment, gross margin refers to electric operating revenues less purchased power and fuel costs. Real estate gross margin refers to real estate revenues less real estate operations costs.

     OPERATING RESULTS - THREE-MONTH PERIOD ENDED JUNE 30, 2002 COMPARED WITH THREE-MONTH PERIOD ENDED JUNE 30, 2001

     Our consolidated net income for the three months ended June 30, 2002 was $75 million compared with $67 million for the same period in the prior year. The period-to-period increase was primarily the result of increased earnings contributions from our regulated retail electricity and real estate operations that were partially offset by lower earnings contributions from our marketing and trading activities. The retail comparison was favorably impacted by lower replacement costs for power plant outages, lower costs for purchased power and gas related to lower market prices, customer growth and higher average usage per customer, partially offset by the effects of milder weather. The real estate results benefited primarily from more sales activities. The comparison for marketing and trading activities reflects lower volumes and prices in the wholesale power markets in the western United States.

The major factors that increased (decreased) net income were as follows (dollars in millions):

                                                                                           Increase
                                                                                          (Decrease)
                                                                                          ----------
Electric retail segment gross margin:
  Lower replacement power costs for plant outages due to lower market
    prices and fewer unplanned outages                                                      $ 58
  Lower purchased power and fuel costs related to lower prices, net of
    hedge management sales                                                                    46
  Effects of milder weather on retail sales                                                  (16)
  Higher retail sales volumes due to customer growth and higher
    average usage, excluding weather effects                                                  12
  Retail price reductions effective July 1, 2001                                              (7)
  Miscellaneous factors - net                                                                 (5)
                                                                                            ----
          Net increase in electric retail segment gross margin                                88
                                                                                            ----

Marketing and trading segment gross margin:
  Decrease in generation sales other than native load due to lower
    market prices and resulting lower sales volumes                                          (26)
  Decrease in other realized marketing and trading in the current period
    primarily due to lower unit margins on increased volumes                                  (6)(a)
  Change in prior period mark-to-market gains on contracts delivered
    during the current period (b)                                                            (14)(a)
  Lower mark-to-market gains for future period deliveries (b)                                (33)
                                                                                            ----
          Net decrease in marketing and trading gross margin                                 (79)
                                                                                            ----

Total increase in the electric retail and the marketing and trading segments'
  gross margins                                                                                9
Higher real estate gross margin primarily due to increased sales activities                   13
Lower operations and maintenance expense primarily related to lower
  generation reliability costs partially offset by higher other costs                          3
Lower depreciation and amortization expense primarily related to lower
  regulatory asset amortization                                                                4
Lower net other income                                                                       (11)
Miscellaneous items, net                                                                      (4)
                                                                                            ----
    Increase in income before income taxes                                                    14
Higher income taxes primarily due to higher pretax income                                     (6)
                                                                                            ----
    Increase in net income                                                                  $  8
                                                                                            ====

----------
(a) Net marketing and trading gains (excluding the effects of generation sales other than native load) recognized for the current period decreased $20 million.

(b) Essentially all of our marketing and trading activities are structured activities. This means our portfolio of forward sales positions is economically hedged with a portfolio of forward purchases that protects the economic value of the sales transactions.

ELECTRIC RETAIL SEGMENT GROSS MARGIN

     Revenues related to our regulated retail and wholesale electricity businesses were $242 million lower in the three-month period ended June 30, 2002, compared to the same period in the prior year as a result of:

     * decreased revenues related to traditional wholesale sales as a result of lower sales volumes and lower prices ($54 million);
     * decreased revenues related to retail load hedge management wholesale sales, as a result of lower sales volumes and lower prices ($171 million);
     *    decreased retail revenues related to milder weather ($26 million);
     * increased retail revenues related to customer growth and higher average usage, excluding weather effects ($21 million);
     * decreased retail revenues related to a reduction in retail electricity prices ($7 million); and
     *    other miscellaneous factors ($5 million net decrease).

     Electric retail segment purchased power and fuel costs were $330 million lower in the three-month period ended June 30, 2002, compared to the same period in the prior year as a result of:

     * decreased costs related to traditional wholesale sales as a result of lower sales volumes and lower prices ($54 million);
     * decreased costs related to lower prices for hedged natural gas and purchased power ($217 million);
     * decreased costs related to the effects of milder weather on retail sales ($10 million);
     * increased costs related to retail sales growth excluding weather effects ($9 million); and
     * decreased replacement power costs for power plant outages due to lower market prices and fewer unplanned outages ($58 million).

MARKETING AND TRADING SEGMENT GROSS MARGIN

     Marketing and trading segment revenues were $373 million lower in the three-month period ended June 30, 2002, compared to the same period in the prior year as a result of:

     * decreased revenues from generation sales other than native load due to lower market prices and resulting lower sales volumes ($49 million);
     * decreased realized revenues from other realized marketing and trading in the current period primarily due to lower prices ($277 million);
     * change in prior period mark-to-market gains on contracts delivered during the current period due to higher volumes being delivered ($13 million decrease); and
     * lower mark-to-market gains for future period deliveries primarily as a result of lower market liquidity and lower price volatility, resulting in lower volumes ($34 million).

     Marketing and trading segment purchased power and fuel costs were $294 million lower in the three-month period ended June 30, 2002, compared to the same period in the prior year as a result of:

     * decreased fuel costs related to generation sales other than native load primarily because of lower sales volumes and lower natural gas prices ($23 million); and
     * decreased purchased power costs related to other realized marketing and trading in the current period primarily due to lower prices ($271 million).

     The increase in real estate gross margin of $13 million was primarily due to increased sales activities.

     The decrease in operations and maintenance expense of $3 million was due to lower costs related to generation reliability, plant outages and maintenance costs. Operations and maintenance expense was also lower as a result of the reversal of $4 million of a $10 million reserve for the California energy situation. These factors were partially offset with increased employee and other costs.

     The decrease in depreciation and amortization expense of $4 million primarily related to lower regulatory asset amortization, in accordance with APS' 1999 regulatory settlement, partially offset by increased depreciation on higher plant balances.

     Net other income (expense) decreased $11 million primarily due to an insurance recovery recorded in the prior period related to environmental remediation costs and losses recorded on El Dorado's investments in the current period, partially offset by lower miscellaneous non-operating costs.

     OPERATING RESULTS - SIX-MONTH PERIOD ENDED JUNE 30, 2002 COMPARED WITH SIX-MONTH PERIOD ENDED JUNE 30, 2001

     Our consolidated net income for the six months ended June 30, 2002 was $129 million compared with $126 million for the same period in the prior year. We recognized a $3 million after-tax loss in the six months ended June 30, 2001 as a cumulative effect of a change in accounting for derivatives, as required by SFAS No.133.

     Our income before accounting change for the six months ended June 30, 2002 and 2001 was $129 million in both periods. The period-to-period activity was the result of increased earnings contributions from our regulated retail electricity and real estate operations that were partially offset by lower earnings contributions from our marketing and trading activities. The retail comparison was favorably impacted by lower replacement costs for power plant outages, lower costs for purchased power and gas related to lower market prices, customer growth and higher average usage per customer, partially offset by the effects of milder weather and a retail electricity price decrease. The real estate results benefited primarily from more sales activities. The comparison for marketing and trading activities reflects lower volumes and prices in the wholesale power markets in the western United States.

The major factors that increased (decreased) income before accounting change were as follows (dollars in millions):

                                                                                       Increase
                                                                                      (Decrease)
                                                                                      ----------
Electric retail segment gross margin:
  Lower replacement power costs for plant outages due to lower market
    prices and fewer unplanned outages                                                 $ 108
  Lower purchased power and fuel costs related to lower prices, net of
    hedge management sales                                                                36
  Effects of milder weather on retail sales                                              (22)
  Higher retail sales volumes due to customer growth and higher
    average usage, excluding weather effects                                              17
  Retail price reductions effective July 1, 2001                                         (13)
  Miscellaneous factors - net                                                             (3)
                                                                                       -----
          Net increase in electric retail segment gross margin                           123
                                                                                       -----
Marketing and trading segment gross margin:
  Decrease in generation sales other than native load due to lower
    market prices and resulting lower sales volumes                                      (71)
  Increase in other realized marketing and trading in the current period
    primarily due to higher unit margins on increased volumes                             31(a)
  Change in prior period mark-to-market gains on contracts delivered
    during the current period (b)                                                        (45)(a)
  Lower mark-to-market gains for future period deliveries (b)                            (61)
                                                                                       -----
          Net decrease in marketing and trading gross margin                            (146)
                                                                                       -----

Total decrease in the electric retail and the marketing and trading segments'
  gross margins                                                                          (23)
Higher real estate gross margin primarily due to increased sales activities               15
Lower operations and maintenance expense primarily related to lower
  generation reliability costs partially offset by higher other costs                     11
Lower depreciation and amortization primarily due to lower regulatory asset
  amortization                                                                             9
Lower net other income                                                                    (9)
Miscellaneous items, net                                                                  (3)
                                                                                       -----
     Change in income before income taxes                                                 --
Change in income taxes                                                                    --
                                                                                       -----
     Change in income before accounting change                                         $  --
                                                                                       =====

----------
(a) Net marketing and trading gains (excluding the effects of generation sales other than native load) recognized for the current period decreased $14 million.

(b) Essentially all of our marketing and trading activities are structured activities. This means our portfolio of forward sales positions is economically hedged with a portfolio of forward purchases that protects the economic value of the sales transactions.

ELECTRIC RETAIL SEGMENT GROSS MARGIN

     Revenues related to our regulated retail and wholesale electricity businesses were $275 million lower in the six-month period ended June 30, 2002, compared to the same period in the prior year as a result of:

     * decreased revenues related to traditional wholesale sales as a result of lower sales volumes and lower prices ($79 million);
     * decreased revenues related to retail load hedge management wholesale sales, as a result of lower sales volumes and lower prices ($174 million);
     *    decreased retail revenues related to milder weather ($35 million);
     * increased retail revenues related to customer growth and higher average usage, excluding weather effects ($29 million);
     * decreased retail revenues related to a reduction in retail electricity prices ($13 million); and
     *    other miscellaneous factors ($3 million net decrease).

     Electric retail segment purchased power and fuel costs were $398 million lower in the six-month period ended June 30, 2002, compared to the same period in the prior year as a result of:

     * decreased costs related to traditional wholesale sales as a result of lower sales volumes and lower prices ($79 million);
     * decreased costs related to lower prices for hedged natural gas and purchased power ($210 million);
     * decreased costs related to the effects of milder weather on retail sales ($13 million);
     * increased costs related to retail sales growth, excluding weather effects ($12 million); and
     * decreased replacement power costs for power plant outages due to lower market prices and fewer unplanned outages ($108 million).

MARKETING AND TRADING SEGMENT GROSS MARGIN

     Marketing and trading segment revenues were $667 million lower in the six-month period ended June 30, 2002, compared to the same period in the prior year as a result of:

     * decreased revenues from generation sales other than native load due to lower market prices and resulting lower sales volumes ($128 million);
     * decreased revenues from other realized marketing and trading in the current period primarily due to lower prices ($441 million);
     * change in prior period mark-to-market gains on contracts delivered during the current period due to higher volumes being delivered ($37 million decrease); and
     * lower mark-to-market gains for future period deliveries primarily as a result of lower market liquidity and lower price volatility, resulting in lower volumes ($61 million).

     Marketing and trading segment purchased power and fuel costs were $521 million lower in the six-month period ended June 30, 2002, compared to the same period in the prior year as a result of:

     * decreased fuel costs related to generation sales other than native load primarily because of lower sales volumes and lower natural gas prices ($57 million);
     * decreased purchased power costs related to other realized marketing and trading in the current period primarily due to lower prices ($472 million); and
     * change in prior period mark-to-market fuel costs for current period deliveries ($8 million net increase).

     The increase in real estate gross margin of $15 million was primarily due to increased sales activities.

     The decrease in operations and maintenance expense of $11 million was primarily due to lower costs related to generation reliability, plant outages and maintenance costs. Operation and maintenance expense was also lower as a result of the reversal of $4 million of a $10 million reserve recorded in the prior period for the California energy situation. These decreases were partially offset by increased employee benefit and other costs.

     The decrease in depreciation and amortization expense of $9 million primarily related to lower regulatory asset amortization, in accordance with APS' 1999 regulatory settlement, partially offset by increased depreciation on higher plant balances.

     Net other income (expense) decreased $9 million primarily due to an insurance recovery recorded in the prior period related to environmental remediation costs and losses recorded on El Dorado's investments in the current period, partially offset by lower miscellaneous non-operating costs.

     OPERATING RESULTS - TWELVE-MONTH PERIOD ENDED JUNE 30, 2002 COMPARED WITH TWELVE-MONTH PERIOD ENDED JUNE 30, 2001

     Our consolidated net income for the twelve months ended June 30, 2002 was $315 million compared with $285 million for the same period in the prior year. We recognized a $12 million after-tax loss in the twelve months ended June 30, 2002 and a $3 million after-tax loss in the twelve months ended June 30, 2001 as cumulative effects of a change in accounting for derivatives, as required by SFAS No.133.

     Our income before accounting change for the twelve months ended June 30, 2002 was $327 million compared with $288 million for the same period a year earlier. The period-to-period comparison benefited from increased earnings contributions from our regulated retail electricity and real estate operations that were partially offset by lower earnings contributions from our marketing and trading activities and higher operations and maintenance expenses. The retail comparison was favorably impacted by lower replacement costs for power plant outages, lower costs for purchased power and gas related to lower market prices, customer growth and higher average usage per customer, partially offset by the effects of milder weather and a retail electricity price decrease. The real estate results benefited primarily from more sales activities. The comparison for marketing and trading activities reflects lower volumes and prices in the wholesale power markets in the western United States.

The major factors that increased (decreased) income before accounting change were as follows (dollars in millions):

                                                                                      Increase
                                                                                     (Decrease)
                                                                                     ----------
Electric retail segment gross margin:
  Lower replacement power costs for plant outages due to lower market
    prices and fewer unplanned outages                                                 $ 126
  Lower purchased power and fuel costs related to lower prices, net of
    hedge management sales                                                                33
  Effects of milder weather on retail sales                                               (9)
  Higher retail sales volumes due to customer growth and higher
    average usage, excluding weather effects                                              27
  Retail price reductions effective July 1, 2001                                         (28)
  Miscellaneous factors - net                                                             (1)
                                                                                       -----
          Net increase in electric retail segment gross margin                           148
                                                                                       -----

Marketing and trading segment gross margin:
  Decrease in generation sales other than native load due to lower
    market prices and resulting lower sales volumes                                     (112)
  Increase in other realized marketing and trading in the current period
    primarily due to higher unit margins on increased volumes                             72(a)
  Change in prior period mark-to-market gains on contracts delivered
    during the current period (b)                                                        (88)(a)
  Higher mark-to-market gains for future period deliveries (b)                            36
                                                                                       -----
          Net decrease in marketing and trading gross margin                             (92)
                                                                                       -----

Total increase in the electric retail and the marketing and trading segments'
  gross margins                                                                           56
Higher real estate gross margin primarily due to increased sales activities               16
Higher operations and maintenance expense primarily related to higher
  generation reliability costs partially offset by lower other costs                     (29)

Lower depreciation and amortization primarily due to lower regulatory asset
  amortization                                                                            12
Lower losses in net other income primarily related to El Dorado                           11
Lower net interest expense primarily due to higher capitalized interest                    7
Miscellaneous items, net                                                                  (5)
                                                                                       -----
    Increase in income before income taxes                                                68
Lower income taxes primarily due to lower income                                         (29)
                                                                                       -----
    Increase in income before accounting change                                        $  39
                                                                                       =====

----------
(a) Net marketing and trading gains (excluding the effects of generation sales other than native load) recognized for the current period decreased $16 million.

(b) Essentially all of our marketing and trading activities are structured activities. This means our portfolio of forward sales positions is economically hedged with a portfolio of forward purchases that protects the economic value of the sales transactions.

ELECTRIC RETAIL SEGMENT GROSS MARGIN

     Revenues related to our regulated retail and wholesale electricity businesses were $477 million lower in the twelve-month period ended June 30, 2002, compared to the same period in the prior year as a result of:

     * decreased revenues related to traditional wholesale sales as a result of lower sales volumes and lower prices ($177 million);
     * decreased revenues related to wholesale sales, as a result of lower sales volumes and lower prices ($301 million);
     *    decreased retail revenues related to milder weather ($14 million);
     * increased retail revenues related to customer growth and higher average usage, excluding weather effects ($44 million);
     * decreased retail revenues related to a reduction in retail electricity prices ($28 million); and
     *    other miscellaneous factors ($1 million net decrease).

     Electric retail segment purchased power and fuel costs were $625 million lower in the twelve-month period ended June 30, 2002, compared to the same period in the prior year as a result of:

     * decreased costs related to traditional wholesale sales as a result of lower sales volumes and lower prices ($177 million);
     * decreased costs related to lower prices for hedged natural gas and purchased power prices ($331 million);
     * decreased costs related to the effects of milder weather on retail sales ($5 million);
     * increased costs related to retail sales growth, excluding weather effects ($17 million);
     * decreased replacement power costs for power plant outages due to lower market prices and fewer unplanned outages ($126 million); and
     *    miscellaneous factors ($3 million net decrease).

MARKETING AND TRADING SEGMENT GROSS MARGIN

     Marketing and trading segment revenues were $616 million lower in the twelve-month period ended June 30, 2002, compared to the same period in the prior year as a result of:

     * decreased revenues from generation sales other than native load due to lower market prices and resulting lower sales volumes ($212 million);
     * decreased revenues from other realized marketing and trading in the current period primarily due to lower prices ($359 million);
     * change in prior period mark-to-market gains on contracts delivered during the current period due to higher volumes being delivered ($80 million decrease); and
     * higher mark-to-market gains for future period deliveries primarily as a result of greater market liquidity and greater price volatility, resulting in higher volumes ($35 million).

     Marketing and trading segment purchased power and fuel costs were $524 million lower in the twelve-month period ended June 30, 2002, compared to the same period in the prior year as a result of:

     * decreased fuel costs related to generation sales other than native load primarily because of lower sales volumes and lower natural gas prices ($100 million);
     * decreased purchased power costs related to other realized marketing and trading in the current period primarily due to lower prices ($431 million);
     * change in prior period mark-to-market fuel costs for current period deliveries related to accounting for derivatives ($8 million increase); and
     *    other miscellaneous factors ($1 million decrease).

     The increase in real estate gross margin of $16 million was primarily due to increased sales activities.

     The increase in operations and maintenance expense of $29 million was primarily due to higher costs related to generation reliability, plant outages and maintenance costs. Operations and maintenance expense was also higher due to increased employee benefit and other costs. These factors were partially offset as a result of the reversal of $4 million of a $10 million reserve recorded in the prior period for the California energy situation.

     The decrease in depreciation and amortization expenses of $12 million primarily related to lower regulatory asset amortization, in accordance with APS' 1999 regulatory settlement, partially offset by increased depreciation on higher plant balances.

     Net other income (expense) improved $11 million primarily due to lower losses recorded on El Dorado's investments in the current period than in the prior period. These reductions were partially offset by the effects of an insurance recovery recorded in the prior period related to environmental remediation costs.

     Net interest expense decreased $7 million primarily because of the increase in capitalized interest on our generation expansion program and the effects of lower interest rates. These reductions in net interest expense more than offset the increase in interest expense on higher debt balances primarily related to our generation expansion program.

                        PINNACLE WEST CAPITAL CORPORATION
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (unaudited)
                    (in thousands, except per share amounts)

                                                                 Three Months Ended June 30,
                                                                     2002           2001
                                                                 -----------    -----------
Operating Revenues
   Electric retail segment                                       $   496,840    $   739,317
   Marketing and trading segment                                     148,946        522,041
   Real estate                                                        69,152         32,454
                                                                 -----------    -----------
     Total                                                           714,938      1,293,812
                                                                 -----------    -----------

Operating Expenses
   Electric retail segment purchased power and fuel                  104,590        434,822
   Marketing and trading segment purchased power and fuel            129,927        423,935
   Operations and maintenance                                        128,996        132,139
   Real estate operations                                             56,213         32,437
   Depreciation and amortization                                     102,087        106,129
   Taxes other than income taxes                                      27,632         25,462
                                                                 -----------    -----------
     Total                                                           549,445      1,154,924
                                                                 -----------    -----------
Operating Income                                                     165,493        138,888
                                                                 -----------    -----------
Other Income (Expense)                                                (7,693)         3,237
                                                                 -----------    -----------

Interest Expense
   Interest charges                                                   46,996         43,823
   Capitalized interest                                              (14,005)       (12,527)
                                                                 -----------    -----------
     Total                                                            32,991         31,296
                                                                 -----------    -----------
Income Before Income Taxes                                           124,809        110,829
Income Taxes                                                          49,444         43,972
                                                                 -----------    -----------
Net Income                                                       $    75,365    $    66,857
                                                                 ===========    ===========

Weighted-Average Common Shares Outstanding - Basic                    84,794         84,744

Weighted-Average Common Shares Outstanding  - Diluted                 84,926         85,042

Earnings Per Weighted-Average Common Share Outstanding
    Net Income - Basic                                           $      0.89    $      0.79
    Net Income - Diluted                                                0.89           0.79

                        PINNACLE WEST CAPITAL CORPORATION
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (unaudited)
                    (in thousands, except per share amounts)

                                                                 Six Months Ended June 30,
                                                                     2002           2001
                                                                 -----------    -----------
Operating Revenues
   Electric retail segment                                       $   877,079    $ 1,152,124
   Marketing and trading segment                                     348,479      1,015,728
   Real estate                                                       110,337         64,789
                                                                 -----------    -----------
     Total                                                         1,335,895      2,232,641
                                                                 -----------    -----------

Operating Expenses
   Electric retail segment purchased power and fuel                  166,122        564,449
   Marketing and trading segment purchased power and fuel            289,431        810,732
   Operations and maintenance                                        246,426        257,389
   Real estate operations                                             93,571         63,445
   Depreciation and amortization                                     202,000        210,910
   Taxes other than income taxes                                      54,390         50,765
                                                                 -----------    -----------
     Total                                                         1,051,940      1,957,690
                                                                 -----------    -----------
Operating Income                                                     283,955        274,951
                                                                 -----------    -----------
Other Income (Expense)                                                (6,605)         2,499
                                                                 -----------    -----------

Interest Expense
   Interest charges                                                   91,684         86,572
   Capitalized interest                                              (28,128)       (22,954)
                                                                 -----------    -----------
     Total                                                            63,556         63,618
                                                                 -----------    -----------
Income Before Income Taxes                                           213,794        213,832
Income Taxes                                                          84,672         84,770
                                                                 -----------    -----------
Income Before Accounting Change                                      129,122        129,062
Cumulative Effect of a Change in Accounting for Derivatives
 - Net of Income Tax Benefit of $1,793                                    --         (2,755)
                                                                 -----------    -----------
Net Income                                                       $   129,122    $   126,307
                                                                 ===========    ===========

Weighted-Average Common Shares Outstanding - Basic                    84,769         84,736

Weighted-Average Common Shares Outstanding  - Diluted                 84,910         85,005

Earnings Per Weighted-Average Common Share Outstanding
    Income Before Accounting Change - Basic                      $      1.52    $      1.52
    Net Income - Basic                                                  1.52           1.49
    Income Before Accounting Change - Diluted                           1.52           1.52
    Net Income - Diluted                                                1.52           1.49

                        PINNACLE WEST CAPITAL CORPORATION
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (unaudited)
                    (in thousands, except per share amounts)

                                                                Twelve Months Ended June 30,
                                                                     2002           2001
                                                                 -----------    -----------
Operating Revenues
   Electric retail segment                                       $ 2,287,043    $ 2,764,355
   Marketing and trading segment                                   1,153,128      1,768,905
   Real estate                                                       214,456        144,891
                                                                 -----------    -----------
     Total                                                         3,654,627      4,678,151
                                                                 -----------    -----------

Operating Expenses
   Electric retail segment purchased power and fuel                  762,536      1,387,776
   Marketing and trading segment purchased power and fuel            982,054      1,505,521
   Operations and maintenance                                        519,132        489,810
   Real estate operations                                            183,588        130,473
   Depreciation and amortization                                     418,993        430,839
   Taxes other than income taxes                                     104,693         99,543
                                                                 -----------    -----------
     Total                                                         2,970,996      4,043,962
                                                                 -----------    -----------
Operating Income                                                     683,631        634,189
                                                                 -----------    -----------
Other Income (Expense)                                               (14,869)       (26,364)
                                                                 -----------    -----------

Interest Expense
   Interest charges                                                  180,934        171,418
   Capitalized interest                                              (53,036)       (35,957)
                                                                 -----------    -----------
     Total                                                           127,898        135,461
                                                                 -----------    -----------
Income Before Income Taxes                                           540,864        472,364
Income Taxes                                                         213,437        184,941
                                                                 -----------    -----------
Income Before Accounting Change                                      327,427        287,423
Cumulative Effect of a Change in Accounting for Derivatives
 - Net of Income Tax Benefits of $8,099 and $1,793                   (12,446)        (2,755)
                                                                 -----------    -----------
Net Income                                                       $   314,981    $   284,668
                                                                 ===========    ===========

Weighted-Average Common Shares Outstanding - Basic                    84,734         84,736

Weighted-Average Common Shares Outstanding  - Diluted                 84,888         85,007

Earnings Per Weighted-Average Common Share Outstanding
    Income Before Accounting Change - Basic                      $      3.86    $      3.39
    Net Income - Basic                                                  3.72           3.36
    Income Before Accounting Change - Diluted                           3.86           3.38
    Net Income - Diluted                                                3.71           3.35